1
SENIOR RCF AGREEMENT
for
LESAKA TECHNOLOGIES PROPRIETARY LIMITED
(as Term/RCF Borrower )
provided by
THE PARTIES

LISTED IN
ANNEXURE A

(as Original Senior RCF Lenders )
with
FIRSTRAND BANK LIMITED
(acting through its Rand Merchant Bank division)
(as Facility Agent )
This Agreement is entered into subject to the terms of a Common

Terms Agreement dated on or about the date
of this Agreement
Exhibit 10.49

i
TABLE

OF CONTENTS
1
PARTIES

................................

................................

................................

...................... 1
2
INTERPRETATION

................................

................................

................................

.....

1
3
THE FACILITY

................................

................................

................................

............ 5
4
PURPOSE

................................

................................

................................

..................... 5
5
CONDITIONS OF UTILISATION

................................

................................

................ 5
6
UTILISATION AND DISBURSEMENT

................................

................................

........ 6
7
REPAYMENT
................................

................................

................................

............... 7
8
PREPAYMENT

AND CANCELLATION

................................

................................

...... 8
9
INTEREST

................................

................................

................................

................... 8
10
INTEREST PERIODS

................................

................................

................................

...

9
11
DEFAULT

................................

................................

................................

.................. 10
12
NOTICES AND DOMICILIUM

................................

................................

.................. 11
13
GENERAL

................................

................................

................................

.................. 11
14
GOVERNING LAW

................................

................................

................................

.... 13
15
JURISDICTION

................................

................................

................................

.......... 14
ANNEXURES
ANNEXURE
A
- ORIGINAL SENIOR RCF LENDERS
ANNEXURE B
- FORM OF UTILISATION REQUEST

1

PARTIES
1.1
The Parties to this Agreement are –
1.1.1
Lesaka

Technologies

Proprietary

Limited,

registration

number

2002/031446/07,

as
borrower (the Term/RCF Borrower );
1.1.2
the parties listed in
Annexure A

(the
Original Senior RCF Lenders ); and
1.1.3
FirstRand Bank

Limited (acting through

its Rand

Merchant Bank

division) as

agent
of the Senior RCF Lenders (the Facility Agent ).
1.2
The Parties agree as set out below.
2
INTERPRETATION
2.1
Definitions
In this

Agreement, unless

the context

indicates a

contrary intention,

the following

words
and

expressions

bear

the

meanings

assigned

to

them

and

cognate

expressions

bear
corresponding meanings –
2.1.1
Applicable Margin
means, in relation to any Senior RCF Loan or an Unpaid

Sum -
2.1.1.1
in relation to the Senior RCF Loan for the first Interest Period, 3.25%; and
2.1.1.2
thereafter, in

respect of each Interest

Period, if the

Net Debt to EBITDA

Ratio
in

respect

of

the

Measurement

Period

(the
Relevant

Measurement

Period
)
immediately

preceding

such

Interest

Period

is

within

the

range

as

set

out

in
column 1 below,

then the Applicable Margin for

that Senior RCF Loan will be
the percentage set out opposite that range in column 2

below-

Net Debt to EBITDA Ratio
[Column 1]
Applicable Margin
[Column 2]
Greater than or equal to 2.5 times 3.25 percent
Less than 2.5 times

2.50 percent

provided that -

2.1.1.2.1
any

increase

or

decrease

in

the

Applicable

Margin

for

that

Senior

RCF
Loan

shall

take

effect

on

the

date

which

is

the

first

day

of

the

Interest
Period

immediately

succeeding

the

Interest

Period

in

which

the
Compliance Certificate

for the Relevant

Measurement Period

is delivered;
and
2.1.1.2.2
if the Term/RCF Borrower

fails to

deliver a

Compliance Certificate

for the
Relevant

Measurement

Period,

the

Applicable

Margin

for

the

relevant
Interest Period shall

be 3.25 percent

plus the amount

in clause
2.1.1.3;

and

2.1.1.3
with effect

from the date

of occurrence of

an Event of

Default and for

so long
as it is

continuing, the Applicable Margin

shall be the Applicable

Margin as at
the date of the occurrence of that Event of Default plus 2.00%;
2.1.2
Availability Period
means the period from (and

including) the Closing Date to (and
including) the date falling 3 Months prior to the Final Maturity

Date;
2.1.3
Available

Commitment
means

the

"
Available

Commitment
"

(as

defined

in

the
Common Terms Agreement) of a Senior RCF Lender in respect of the Senior RCF;
2.1.4
Available

Facility
means

the

aggregate,

from

time

to

time,

of

the

Available
Commitment of each Senior RCF Lender;
2.1.5
Break Costs
means the

amount (if

any) determined

by a

Senior RCF

Lender by which
-
2.1.5.1
the interest

(excluding the

Applicable Margin)

which that

Senior RCF

Lender
should have received for

the period from the

date of receipt of

an amount repaid
or

prepaid in

respect of

any part

of its

participation in

a

Senior RCF

Loan or
Unpaid Sum

to the

last day

of the

current Interest

Period for

that Senior

RCF
Loan or

Unpaid Sum,

if the

principal amount

of that

Senior RCF

Loan or

Unpaid
Sum received had been paid on the last day of that Interest Period;
exceeds -

2.1.5.2
the amount

which that

Senior RCF Lender

would be able

to obtain

by placing
an amount

equal to

the principal

amount of

the Senior

RCF Loan

or Unpaid

Sum
received

by

it

on

deposit with

a

leading

bank

in

the

Johannesburg

interbank
market for a

period starting on the

Business Day following receipt

or recovery
and ending on the last day of the current Interest Period;
2.1.6
Break

Gains
means

the

amount

(if

any)

determined

by

the

relevant

Senior

RCF
Lender by

which the

amount of

interest contemplated

in clause
2.1.5.2

of the

definition
of Break Costs exceeds that in clause
2.1.5.1

of that definition;
2.1.7
Common Terms

Agreement
means the written agreement entitled " Common Terms
Agreement
",

dated

on

or

about

the

Signature

Date,

between,

amongst

others,

the
Term/RCF Borrower (as borrower),

the Original Senior

RCF Lenders

(as lenders),

the
Facility

Agent and

Bowwood and

Main

No

408

(RF) Proprietary

Limited

(as

debt
guarantor);
2.1.8
Final Maturity Date
means 28 February 2029;

2.1.9
Interest Payment Date

means -

2.1.9.1
the last day of March, June, September and December in any year;

and
2.1.9.2
the Final Maturity Date;
2.1.10
Interest Period

means -
2.1.10.1
in relation

to a

Senior RCF

Loan, each

period determined

in accordance

with
clause
10.1

(
Duration of Interest Periods
); and
2.1.10.2
in

relation

to

an

Unpaid

Sum

relating

to

a

Senior

RCF

Loan,

each

period
determined in accordance with clause
10.2

(
Interest Periods for Unpaid Sums
)
;
2.1.11
Party means a party to this Agreement;
2.1.12
Senior

RCF
means

the

revolving

credit

facility

made

available

to

the

Term/RCF
Borrower under this Agreement;
2.1.13
Signature Date
means the date

on which, once

this Agreement has

been signed by

all
the Parties, it is signed by the last Party to do so;

2.1.14
Total

Senior

RCF

Commitments
means

the

aggregate

of

the

Senior

RCF
Commitments, as set

out under the

heading "Senior RCF Commitment"

in Part II

of
Annexure A of the Common Terms Agreement;
2.1.15
Unpaid Sum means an " Unpaid Sum
" as defined in

the Common Terms

Agreement
in respect of the Senior RCF;

and
2.1.16
Utilisation Request
means a

notice substantially

in the

form set

out in
Annexure B
( Form of Utilisation Request ).
2.2
Construction
2.2.1
Terms

and expressions

defined in

the Common

Terms

Agreement, unless

expressly
defined in this Agreement, have the same meaning in this

Agreement.
2.2.2
The

provisions

of

clauses

2.3

(
Construction
)

and

2.4

(
Third

party

rights
)

of

the
Common Terms

Agreement are incorporated by reference in this

Agreement
mutatis
mutandis

on the basis that references therein to -

2.2.2.1
the

Common

Terms

Agreement

are

to

be

construed

as

references

to

this
Agreement; and

2.2.2.2
the Parties are to be construed as the Parties to this Agreement.
2.2.3
This

Agreement and

the

rights and

obligations of

the Parties

under this

Agreement
shall

in

all

respects

be

subject

to

the

terms

and

conditions

of

the

Common

Terms
Agreement and in the event of any conflict between the provisions of this Agreement
and

the

provisions

of

the

Common

Terms

Agreement,

the

provisions

of

this
Agreement shall prevail.
2.2.4
If any amount paid to a

Senior RCF Lender under a Finance Document is

capable of
being avoided or otherwise set aside on the liquidation or administration of the payer
or

otherwise,

then

that

amount

will

not

be

considered

to

have

been

irrevocably
discharged for the purposes of this Agreement.
2.3
Facility Agent
Unless

inconsistent

with

the

context

or

a

contrary

indication

appears,

references

to

the
Facility

Agent's

written

consent,

approval

of

or

any

other

similar

action,

decision

or
determination in this Agreement shall be to the Facility Agent acting on the instructions of the applicable

Senior RCF Lender

in accordance with

the terms of

the applicable Finance
Documents.
3
THE FACILITY
3.1
Senior RCF
Subject to the

terms of this

Agreement and the

Common Terms Agreement, the Senior

RCF
Lenders make

available to the

Term/RCF

Borrower a

Rand-denominated revolving credit
loan facility in an aggregate amount equal to the Total Senior RCF Commitments.
3.2
Designation
This Agreement is a Senior Facility Agreement and the Senior RCF Agreement.
4
PURPOSE
4.1
The Term/RCF Borrower shall

apply all

amounts borrowed by

it under the

Senior RCF

only
in or towards the purposes set out in clause 4.1.1.3

of the Common Terms Agreement, and
for no other purpose whatsoever.
4.2
No

Finance

Party

is

bound

to

monitor

or

verify the

application of

any

Utilisation of

the
Senior RCF or will be responsible for, or for the consequences of, such application.
5
CONDITIONS OF UTILISATION
5.1
Conditions precedent
The Term/RCF Borrower may not deliver a Utilisation Request to the Facility Agent under the Senior RCF

(and no Senior

RCF Lender

shall have

any obligation

to advance

any Senior
RCF Loan

or

to

provide any

other form

of

credit or

financial accommodation

under this
Agreement to any person) unless

the Facility Agent has issued

the notice contemplated by
clause 5.1 ( Initial conditions precedent ) of the Common Terms Agreement.
5.2
Further conditions precedent
Subject to the

Common Terms

Agreement and this Agreement,

a Senior RCF

Lender will
only

be

obliged

to

participate

in

a

Senior

RCF

Loan

if

the

requirements

of

clause

5.2
( Further conditions precedent ) of the Common Terms Agreement have been met.
5.3
Maximum number of Loans

The

Term/RCF

Borrower

may

not

deliver

more

than

two

Utilisation

Requests

in

any
calendar month.

6
UTILISATION AND DISBURSEMENT
6.1
Delivery of a Utilisation Request
6.1.1
The Term/RCF

Borrower may utilise the

Senior RCF during

the Availability

Period
by delivery to the Facility Agent of a duly completed Utilisation

Request.
6.1.2
Unless the Facility Agent

otherwise agrees, the latest time

for receipt by the

Facility
Agent

of

a

Utilisation

Request

is

12h00

5

Business

Days

before

the

proposed
Utilisation Date applicable to the relevant Senior RCF Loan.
6.1.3
Each Utilisation Request is irrevocable.
6.2
Completion of a Utilisation Request
6.2.1
A Utilisation Request will not be regarded as having been duly completed unless -
6.2.1.1
the proposed Utilisation Date is a Business Day within the Availability Period;
6.2.1.2
it identifies the purpose for which the Utilisation is to be applied;
6.2.1.3
the currency

and amount

of the

Utilisation comply

with clause
6.3

(
Currency
and amount
) below; and
6.2.1.4
it specifies

a bank

account in

South Africa

to which

the Term/RCF

Borrower
requires the

proceeds of

the relevant

Senior RCF

Loan to

be made

to it

to be
credited.
6.2.2
Only one Senior RCF Loan may be requested in a Utilisation

Request.
6.3
Currency and amount
6.3.1
The currency specified in the Utilisation Request must be

Rand.
6.3.2
The amount of

any proposed Senior

RCF Loan must

be a minimum

of R50,000,000
(and an integral multiple of R1,000,000) or, if less, the Available Facility.

6.3.3
If a

Utilisation Request

identifies that

the purpose

for which

the Utilisation

is to

be
applied is the purpose contemplated in clause
4.1

then the Term/RCF Borrower must
apply the proposed Senior RCF Loan for that

purpose.
6.4
Disbursement
6.4.1
If the conditions set

out in this Agreement and

the Common Terms

Agreement have
been met,

each Senior

RCF Lender

must advance

and lend

to the

Term/RCF Borrower,
which

shall

borrow from

each

such

Senior

RCF

Lender,

that

Senior

RCF

Lender's
participation

in

the

relevant

Senior

RCF

Loan

on

the

relevant

Utilisation

Date.

A
Senior

RCF

Lender

must

make

its

participation

in

the

relevant

Senior

RCF

Loan
available to the

Facility Agent by the

Utilisation Date applicable to

that Senior RCF
Loan for disbursement to the Term/RCF Borrower.
6.4.2
The amount of each Senior RCF Lender's participation in a Senior RCF Loan will be equal to the

proportion borne by its

Available Commitment

(if any) to the

Available
Facility immediately prior to making that Senior RCF

Loan.
6.4.3
The Facility Agent shall notify each

Senior RCF Lender of the

amount of the Senior
RCF Loan and the amount of its participation in the Senior RCF Loan.
6.4.4
No Senior RCF Lender is obliged to participate in a Senior RCF Loan if, as a result -
6.4.4.1
its

share

in

the

outstanding

Senior

RCF

Loans

would

exceed

its

Available
Commitment applicable to the Senior RCF; or
6.4.4.2
the outstanding Senior RCF Loans would exceed the Available Facility.
6.5
Automatic cancellation of Commitments
The Senior RCF Commitments

which, at that time,

are unutilised, and in

respect of which
no Utilisation Request has been delivered, shall be automatically cancelled at

11h00 on the
last day of the Availability Period.
7
REPAYMENT
7.1
The

Term/RCF

Borrower

shall

repay

each

Senior

RCF

Loan

in

full

in

a

single

bullet
repayment on the Final Maturity Date.

7.2
Any amount which remains

outstanding under the Senior

RCF on the Final

Maturity Date
shall be repaid in full on that date.
7.3
No

amount

of

a

Senior

RCF

Loan

repaid

under

this

Clause
7

(
Repayment
)

on

the

Final
Maturity Date may be re-borrowed.
8
PREPAYMENT

AND CANCELLATION
8.1
Voluntary prepayment
8.1.1
The Term/RCF

Borrower may make voluntary prepayments in respect

of any Senior
RCF Loan made

to it, in

whole or in

part, in accordance

with the requirements

(and
subject

to

the

terms)

of

clause

8.5 (
Voluntary

prepayment
)

of

the

Common

Terms
Agreement.
8.1.2
Unless

a

contrary

indication

appears

in

this

Agreement

or

the

Common

Terms
Agreement, the amount of any

Senior RCF Loan voluntarily

prepaid under the Senior
RCF

pursuant

to

clause

8.5

(
Voluntary

prepayment
)

of

the

Common

Terms
Agreement

may

be

re-borrowed

on

the

terms

of

this

Agreement

and

the

Common
Terms Agreement.
8.2
Mandatory prepayment and prepayment offers
The Term/RCF Borrower shall be obliged to make

mandatory prepayments and/or offers

to
make prepayments

(as applicable)

in respect

of the

Senior RCF

Loans to

the Senior

RCF
Lenders

in

accordance

with

the

requirements

(and

subject

to

the

terms)

of

clauses

8
(
Prepayment

and

Cancellation
),

9

(
Prepayment

Offers

and

Priorities
)

and 22.4 (
Cure
Amounts - mandatory prepayment
) of the Common Terms

Agreement. The amount of any
Senior

RCF

Loan

mandatorily

prepaid

pursuant

to

these

requirements

may

not

be

re-
borrowed

on

the

terms

of

this

Agreement

and

the

Senior

RCF

Commitments

will

be
automatically cancelled to the extent set out in the Common Terms Agreement.
9
INTEREST
9.1
Calculation of interest
The

rate

of

interest

on

each

Senior

RCF

Loan

(and

any

Unpaid

Sum)

for

each

relevant
Interest Period is the percentage rate per annum which is the aggregate of -
9.1.1
the Applicable Margin; and

9.1.2
the Base Rate.
9.2
Payment of interest
The Term/RCF

Borrower shall pay all

accrued interest on each

Senior RCF Loan made

to
it on

each Interest

Payment Date,

in accordance

with the

requirements of

clause 31

(
Payment
Mechanics ) of the Common Terms Agreement.
9.3
Interest on overdue amounts
9.3.1
Any

interest

accruing

on

an

Unpaid

Sum

shall

be

immediately

payable

by

the
Term/RCF Borrower on demand by the Facility Agent.
9.3.2
Default interest (if unpaid) arising on any Unpaid Sum will be compounded with that
Unpaid Sum on the last day

of each calendar month, but

will remain immediately due
and payable.
9.4
Notification of rates of interest
Without prejudice to the obligation of the Term/RCF Borrower to pay interest calculated at any applicable rate under this clause
9

(
Interest
)
, the Facility Agent shall notify the

Senior
RCF Lenders and the Term/RCF Borrower, as soon as reasonably practicable -
9.4.1
of the determination of a rate of interest under this

Agreement; and
9.4.2
when

interest

commences

to

accrue

at

the

rate

calculated

by

reference

to

the
Applicable Margin specified in clause
2.1.1.3.
10
INTEREST PERIODS
10.1
Duration of Interest Periods
Each Senior RCF Loan has successive Interest Periods -
10.1.1
commencing on

(and including)

the

Utilisation Date

(in respect

of the

first

Interest
Period

for

that

Senior

RCF

Loan)

or

commencing

on

(and

including)

an

Interest
Payment Date; and
10.1.2
ending on (but excluding) the next Interest Payment

Date.
10.2
Interest Periods for Unpaid Sums

10.2.1
Interest accruing

on an

Unpaid Sum

shall be

calculated as

if that

Unpaid Sum,

had
during

the

period

of

non-payment,

constituted

a

Loan

under

the

Senior

RCF

for
successive Interest Periods, each of a

duration selected by the Facility Agent.

For this
purpose, the Facility Agent may -
10.2.1.1
select successive Interest Periods of any duration of up to three months;

and
10.2.1.2
determine the appropriate Quotation Day for that Interest

Period.
10.2.2
If any Unpaid Sum consists

of all or part of a Senior

RCF Loan which became

due on
a

day

which

was not

the

last

day of

an

Interest Period

relating

to

that

Senior RCF
Loan, the first Interest

Period for that Unpaid Sum shall

have a duration equal to

the
unexpired portion of the current Interest Period relating to that Senior RCF

Loan.
10.3
Consolidation of Loans
On each Interest Payment Date, all Senior RCF Loans utilised by the Term/RCF

Borrower
under the Senior

RCF that remain

outstanding will be consolidated

and treated as a

single
Senior RCF

Loan outstanding

and owing

by the

Term/RCF Borrower under

the Senior

RCF.
10.4
No overrunning the Final Maturity Date
If

an

Interest

Period

for

a

Senior

RCF

Loan

would

otherwise

extend

beyond

the

Final
Maturity Date,

it will

be shortened so

that it

ends on

the Final

Maturity Date.

This clause
10.4

(
No overrunning the Final

Maturity Date
) does not

apply to Interest Periods

selected
under

clause
10.2

(
Interest

Periods

for

Unpaid

Sums
)

above

in

respect

of

Unpaid

Sums
which remain outstanding on the Final Maturity

Date.
10.5
Non-Business Days
If an Interest

Period would

otherwise end on

a day which

is not a

Business Day, that Interest
Period will

instead end

on the

next Business

Day in

the same

calendar month

(if there

is
one) or the preceding Business Day (if there is

not).
11
DEFAULT
If an Event of Default occurs, and for so long as

it is continuing, the Facility Agent may enforce
any of the rights and

remedies provided for in clause

24.17 (
Acceleration ) of the Common Terms
Agreement.

12
NOTICES AND DOMICILIUM
12.1
The Parties select as their respective domicilia citandi et executandi the physical addresses
contemplated

in

clause

34.2

(
Addresses
)

of

the

Common

Terms

Agreement,

and

for

the
purposes of giving

or sending any

notice provided for

or required under

this Agreement, the
said physical addresses as well as the email addresses contained therein.
12.2
The provisions

of clause 34

(
Notices
) of

the Common Terms

Agreement are incorporated
by reference herein, mutatis mutandis
, as if repeated herein in full in this

Agreement on the
basis that references therein to -
12.2.1
Finance

Documents

and/or

the

Common

Terms

Agreement

shall

be

construed

as
references to this Agreement; and
12.2.2
Parties shall be construed as references to the Parties to this Agreement.
13
GENERAL
13.1
Further Assurances
The Term/RCF

Borrower must perform,

or procure the

performance, of all

further things,
and execute and deliver (or

procure the execution and delivery)

of all further documents,

as
may be required by any applicable law or regulation or as may be necessary or desirable to implement or give effect to this Agreement and the transactions contemplated therein.
13.2
Sole Agreement
13.2.1
This Agreement

constitutes the

sole record

of the

agreement between

the Parties

in
regard to the subject matter hereof.
13.2.2
This Agreement supersedes and replaces

any and all agreements

between the Parties
(and other

persons, as may

be applicable) and

undertakings given to

or on

behalf of
the Parties (and other persons, as

may be applicable) in relation to

the subject matter
hereof.
13.3
No implied terms
No Party shall be bound by any express or implied term, representation, warranty, promise or the like, not recorded in this Agreement.

13.4
Variations to be in Writing
No

addition

to

or

variation,

deletion,

or

agreed

cancellation

of

all

or

any

clauses

or
provisions of this Agreement will be of

any force or effect unless in

writing and signed by
the Parties.
13.5
Costs and Expenses
The Term/RCF

Borrower shall

pay to

the Facility

Agent (for

the account

of the

relevant
Finance Party)

the amount

of all

costs and

expenses (including

legal fees

on the

scale as
between attorney

and own

client, whether

incurred before

or after

judgment) incurred

by
any Finance Party in connection

with the enforcement of, or

the preservation of any rights
under, this Agreement.
13.6
Partial Invalidity
If, at any

time, any

provision of

this Agreement

is or becomes

illegal, invalid,

unenforceable
or inoperable in any respect under any law of any jurisdiction,

neither the legality, validity,
enforceability

or

operation

of

the

remaining

provisions

nor

the

legality,

validity,
enforceability or operation of such provision under the law of any other jurisdiction will in any

way

be

affected

or

impaired.

The

term
inoperable

in

this

clause
13.6

(
Partial
Invalidity
)

shall

include,

without

limitation,

inoperable

by

way

of

suspension

or
cancellation.
13.7
Rights and remedies
13.7.1
No failure to

exercise, nor any delay

in exercising, on the

part of any

Finance Party,
any

right

or

remedy under

this

Agreement

shall

operate as

a

waiver,

nor

shall any
single or partial exercise of any right or remedy prevent any further or other exercise or the exercise

of any other

right or remedy.

The rights and remedies

of the Finance
Parties under this Agreement -
13.7.1.1
are cumulative and not exclusive of its rights under the general law;
13.7.1.2
may be exercised as often as the Finance Party requires; and
13.7.1.3
may be waived only in writing and specifically.
13.7.2
Delay in the exercise or non-exercise of any right is not a waiver of that right.

13.8
Extensions and waivers
No latitude, extension

of time or

other indulgence which

may be given

or allowed by

any
Party to any other

Party in respect of the

performance of any obligation or

enforcement of
any right under this Agreement, and no single or partial exercise of any right by any Party, shall be

construed to

be an

implied consent

by such

Party or

operate as

a waiver

or a

novation
of, or otherwise affect any

of that Party’s rights under or

in connection with this

Agreement
or

estop

such

Party

from

enforcing,

at

any

time

and

without

notice,

strict

and

punctual
compliance with each and every provision or term of this Agreement.
13.9
Renunciation of benefits
The Term/RCF

Borrower renounces, to the extent permitted

under any applicable law,

the
benefits of

each of

the legal

exceptions of

excussion, division,

revision of

accounts, no

value
received,
errore

calculi
, non causa debiti , non numeratae pecuniae
and cession of

action,
and declares that it understands the meaning of

each such legal exception and the effect

of
such renunciation.
13.10
Independent advice
The Term/RCF

Borrower acknowledges

that it

has been

free to

secure independent

legal
and other advice

as to the

nature and effect

of all of

the provisions of

this Agreement and
that

it

has

either

taken

such

independent

legal

and

other

advice

or

dispensed

with

the
necessity

of

doing

so.

Further,

the

Term/RCF

Borrower

acknowledges

that

all

of

the
provisions of

this Agreement

and the

restrictions therein

contained are

part of

the overall
intention of the Parties in connection with this Agreement.
13.11
Counterparts
This Agreement

may be

executed in

any number

of counterparts,

and this

has the

same effect
as if the signatures on the counterparts were on a single copy of this Agreement.
14
GOVERNING LAW
This Agreement

and any

non-contractual obligations

arising out

of or

in connection

with it

are
governed by South African law.

JURISDICTION
15.1
The Parties

hereby irrevocably

and unconditionally

consent to

the non-exclusive

jurisdiction
of the

High Court of

South Africa (Gauteng

Division,

Johannesburg) (or

any successor to
that

division)

in

regard

to

all

matters

arising

from

this

Agreement

(including

a

dispute
relating to

the existence, validity

or termination of

this Agreement or

any non-contractual
obligation arising out of or in connection with this Agreement) (a Dispute ).
15.2
The Parties

agree that

the courts

of South

Africa are

the most

appropriate and convenient
court to settle Disputes. The Parties

agree not to argue to

the contrary and waive objection
to this court

on the grounds of

inconvenient forum or otherwise

in relation to

proceedings
in connection with this Agreement.
15.3
This clause
15

(
Jurisdiction
)

is for

the benefit

of the

Finance Parties

only.

As a result,

no
Finance Party shall be prevented from

taking proceedings relating to a Dispute

in any other
court with jurisdiction. To

the extent allowed by law,

a Finance Party may take concurrent
proceedings in any number of jurisdictions.

1
ANNEXURE

A

- ORIGINAL SENIOR RCF LENDERS
Name of Original Senior RCF Lenders
Jurisdiction of
Incorporation
Registration number
1.
FirstRand

Bank

Limited,

acting

through

its
Rand Merchant Bank division
South Africa 1929/001225/06
2.
Investec

Bank

Limited,

acting

through

its
Investment

Banking

Division:

Corporate
Solutions
South Africa 1969/004763/06

1
ANNEXURE

B

- FORM OF UTILISATION REQUEST
To: FIRSTRAND BANK LIMITED
(acting through its Rand Merchant Bank

division) as Facility Agent
From: LESAKA TECHNOLOGIES PROPRIETARY LIMITED

Date:

___________________
Dear Sirs,
LESAKA TECHNOLOGIES PROPRIETARY LIMITED
Senior RCF Agreement, dated [●] (the Agreement)
1
We

refer to the Agreement.

This is the Utilisation

Request. Terms defined in the Agreement

have
the same meaning in this Utilisation

Request unless given a different meaning

in this Utilisation
Request.
2
We

wish to borrow a Senior RCF Loan on the following

terms:
Proposed Utilisation Date:

[
●
] (or,

if that

is not

a Business

Day,

the next

Business
Day)
Amount:

R[
● ] or, if less, the Available Facility
Purpose

[The

purpose

stipulated

in

clause
4.1

of

the
Agreement]/[A permitted

purpose other

than the

purpose
stipulated in clause
4.1

of the Agreement].
3
We

confirm

that

each

condition

specified

in

clause
5.2

(
Further

conditions

precedent)

of

the
Agreement read together with clause

[5.2 (
Further conditions precedent )] of the Common Terms
Agreement is satisfied on the date of this Utilisation Request.
4
The proceeds of this Senior RCF Loan must be credited to

[
account ].
5
This Utilisation Request is irrevocable.
Yours

faithfully,
…………………………………

authorised signatory for:
LESAKA TECHNOLOGIES PROPRIETARY LIMITED

2
SIGNATURE PAGES
Signed at Sandton

on 27 February

2025

for
FIRSTRAND BANK LIMITED (ACTING
THROUGH ITS RAND MERCHANT
BANK DIVISION)

(as
Facility Agent )
/s/ Kedy Mazibuko
Signature
Kedy Mazibuko
Name of Signatory
Authorised
Designation of Signatory
/s/ Eric Mphohoni
Signature
Eric Mphohoni
Name of Signatory
Authorised Signatory
Designation of Signatory

3
Signed at Sandton

on 27 February

2025

for
FIRSTRAND BANK LIMITED (ACTING
THROUGH ITS RAND MERCHANT
BANK DIVISION)

(as
Original Senior
RCF Lender )
/s/ Kedy Mazibuko
Signature
Kedy Mazibuko
Name of Signatory
Authorised
Designation of Signatory
/s/ Eric Mphohoni
Signature
Eric Mphohoni
Name of Signatory
Authorised Signatory
Designation of Signatory

4
Signed at Sandon

on 27 February

2025

for
INVESTEC BANK LIMITED,

ACTING
THROUGH ITS INVESTMENT
BANKING DIVISION: CORPORATE
SOLUTIONS (as Original Senior RCF
Lender )
/s/ Kerry Caldwell
Signature
Kerry Caldwell
Name of Signatory
Authorised signatory
Designation of Signatory
/s/ Sean Rule
Signature
Sean Rule
Name of Signatory
Authorised signatory
Designation of Signatory

5
Signed at CAPE TOWN

on 27 February

2025

for
LESAKA TECHNOLOGIES
PROPRIETARY LIMITED (as Term/RCF
Borrower )
/s/ Naeem Ebrahim Kola
Signature
Naeem Ebrahim Kola
Name of Signatory
GCOO
Designation of Signatory